Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CCC Information Services Group Inc. ("Company") on Form 10-Q for the quarter ending June 30, 2005 as filed with the Securities Exchange Commission on the date hereof ("Report"), I, Githesh Ramamurthy, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2005	By:	/s/ Githesh Ramamurthy
	Name:	Githesh Ramamurthy
	Title:	Chairman and Chief Executive Officer

In connection with the Quarterly Report of CCC Information Services Group Inc. ("Company") on Form 10-Q for the quarter ending June 30, 2005 as filed with the Securities Exchange Commission on the date hereof ("Report"), I, Andrew G. Balbirer, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2005	By:	/s/ Andrew G. Balbirer
	Name:	Andrew G. Balbirer
	Title:	Executive Vice President and Chief Financial Officer